Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2015
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

NOTE 7 — GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill and other intangible assets consisted of the following:

	December 31,
	2015	2014
Goodwill:	(In thousands)
Wholly owned domestic resorts	$70,975	$70,975
MGM China	1,359,792	2,826,135
	$1,430,767	$2,897,110
Indefinite-lived intangible assets:
Detroit development rights	$98,098	$98,098
Trademarks, license rights and other	229,022	232,123
Total indefinite-lived intangible assets	327,120	330,221
Finite-lived intangible assets:
MGM Grand Paradise gaming subconcession	4,515,867	4,513,101
Less: Accumulated amortization	(858,531)	(692,047)
	3,657,336	3,821,054
MGM Macau land concession	84,769	84,717
Less: Accumulated amortization	(19,554)	(15,272)
	65,215	69,445
MGM China customer lists	129,025	128,946
Less: Accumulated amortization	(126,003)	(116,664)
	3,022	12,282
MGM China gaming promoter relationships	180,635	180,524
Less: Accumulated amortization	(180,635)	(161,467)
	—	19,057
Maryland license, Massachusetts license and other intangible assets	136,127	136,827
Less: Accumulated amortization	(24,039)	(24,030)
	112,088	112,797
Total finite-lived intangible assets, net	3,837,661	4,034,635
Total other intangible assets, net	$4,164,781	$4,364,856

The following table summarizes our gross carrying value of goodwill and related cumulative impairment losses as of December 31, 2015:

	Gross Carrying Value	Cumulative Impairment Losses	Goodwill, net
Goodwill, net by Reportable Segment:	(In thousands)
Wholly Owned Domestic Resorts	$1,239,063	$(1,168,088)	$70,975
MGM China	2,827,783	(1,467,991)	1,359,792
Balance, December 31, 2015	$4,066,846	$(2,636,079)	$1,430,767

Goodwill related to wholly owned domestic resorts relates to the acquisition of Mirage Resorts in 2001 and the acquisition of Mandalay Resort Group in 2005.  The Company recognized goodwill resulting from its acquisition of a controlling interest in MGM China in 2011.

Due to a significant decrease in MGM China’s cash flows as well as a decline in the market capitalization of MGM China relative to its net book value, the Company performed an interim impairment test of goodwill related to the MGM China reporting unit in the second quarter of 2015.  The results of the Company’s interim impairment test indicated the fair value of the MGM China reporting unit exceeded its carrying value by 9%.

During the fourth quarter of 2015, the Company conducted its annual impairment tests of goodwill by reviewing each of its reporting units, including its MGM China reporting unit. The step one goodwill analysis of the MGM China reporting unit indicated the fair value was less than its carrying value by 4%.  The decrease in fair value from the interim test valuation date resulted from a further decrease in forecasted cash flows from the interim analysis based on current market conditions and a further and sustained decline in the enterprise value multiples of the MGM China reporting unit as well as the multiples of the reporting unit’s peer group.

As a result of the indication of impairment from its step one analysis, the Company performed a step two impairment analysis to measure the impairment loss. As such, the Company determined the current fair values of all assets of the MGM China reporting unit, including its separately identifiable intangible assets. The current fair values of each of the separately identifiable intangible assets exceeded their respective carrying values by a significant amount, leading to a lower implied fair value of goodwill. Therefore, the Company recorded a $1.5 billion non-cash impairment charge to reduce the historical carrying value of goodwill related to the MGM China reporting unit to its implied fair value. The impairment charge is reflected in “Property transactions, net” in the accompanying Consolidated Statements of Operations for the year ended December 31, 2015. The carrying value of goodwill related to the MGM China reporting unit as of December 31, 2015 following the impairment charge was $1.4 billion.

The Company’s indefinite-lived intangible assets consist primarily of development rights in Detroit, trademarks and license rights, of which $210 million consists of trademarks and trade names related to the Mandalay Resort Group acquisition.

MGM Grand Paradise gaming subconcession.  Pursuant to the agreement dated June 19, 2004 between MGM Grand Paradise and Sociedade de Jogos de Macau, S.A., a gaming subconcession was acquired by MGM Grand Paradise for the right to operate casino games of chance and other casino games for a period of 15 years commencing on April 20, 2005. The Company cannot provide any assurance that the gaming subconcession will be extended beyond the original terms of the agreement; however, management believes that the gaming subconcession will be extended, given that the land concession agreement with the government extends significantly beyond the gaming subconcession. In addition, management believes that the fair value of MGM China reflected in the IPO pricing suggests that market participants have assumed the gaming subconcession will be extended beyond its initial term. As such, the Company was amortizing the gaming subconcession intangible asset on a straight-line basis over the initial term of the land concession through April 6, 2031.  In January 2013, the Company’s Cotai land concession was gazetted by the Macau government at which time the Company determined that the estimated remaining useful life of its gaming subconcession would be extended through the initial 25-year term of the Cotai land concession, ending in January 2038.

MGM Macau land concession. MGM Grand Paradise entered into a contract with the Macau government to use the land under MGM Macau commencing from April 6, 2006.  The land use right has an initial term through April 6, 2031, subject to renewal for additional periods. The land concession intangible asset is amortized on a straight-line basis over the remaining initial contractual term.

MGM China customer lists. The Company recognized an intangible asset related to customer lists, which is amortized on an accelerated basis over its estimated useful life of five years.

MGM China gaming promoter relationships.  The Company recognized an intangible asset related to its relationships with gaming promoters, which was amortized on a straight-line basis over its estimated useful life of four years.  The gaming promoter relationship intangible asset became fully amortized in 2015.

Maryland license.  The Company was granted a license to operate a casino in Maryland.  The consideration paid to the State of Maryland for the license fee of $22 million is considered a finite-lived intangible asset that will be amortized over a period of 15 years beginning upon the opening of the casino resort.

Massachusetts license.  The Company was granted a license to operate a casino in Massachusetts.  The consideration paid to the State of Massachusetts for the license fee of $85 million is considered a finite-lived intangible asset that will be amortized over a period of 15 years beginning upon the opening of the casino resort.

Other.  The Company’s other finite–lived intangible assets consist primarily of lease acquisition costs amortized over the life of the related leases, and certain license rights amortized over their contractual life.

Total amortization expense related to intangible assets was $199 million, $232 million and $243 million for 2015, 2014, and 2013, respectively.  Estimated future amortization is as follows:

Years ending December 31,	(In thousands)
2016	$174,424
2017	172,482
2018	173,426
2019	178,149
2020	178,149
Thereafter	2,961,031
$3,837,661